EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Seller and Servicer

Dated as of

December 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made as of this 1st day of December, 2006, among Bank of America, National Association, a national banking association organized and existing under the laws of the United States (“Bank of America”), as servicer (in such capacity the “Servicer”), GS Mortgage Securities Corp., a Delaware corporation, as assignee (the “Assignee”), and Goldman Sachs Mortgage Company, a New York limited partnership, as assignor (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into an Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2005, as amended by Amendment No. 1, dated August 1, 2006 and Regulation AB Compliance Addendum, dated March 15, 2006 (the “Sale and Servicing Agreement”), and the related Commitment Letter dated as of August 8, 2006 (the “Commitment Letter”), pursuant to which the Servicer sold certain mortgage loans (the “Mortgage Loans”);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the Mortgage Loans (the “Assigned Mortgage Loans”), which Assigned Mortgage Loans are subject to the provisions of the Sale and Servicing Agreement, and which Assigned Mortgage Loans are together listed on the mortgage loan schedule attached hereto as Exhibit 1 (the “Mortgage Loan Schedule”);

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of December 1, 2006 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as a custodian, Wells Fargo Bank, N. A., as securities administrator and master servicer (in such capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, as a custodian, the Assignee will transfer the Assigned Mortgage Loans to the Trustee, together with the Assignee’s rights in the Sale and Servicing Agreement related to the Assigned Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Assigned Mortgage Loans and the Sale and Servicing Agreement, to the extent relating to the Assigned Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Sale and Servicing Agreement, to the extent relating to the Assigned Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after the date hereof, to the extent relating to the Assigned Mortgage Loans. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of any representations and warranties by the Assignor made in the Sale and Servicing Agreement, and the Assignee is not undertaking any such liability hereunder.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Mortgage Loans since the date of each of the Sale and Servicing Agreement and the Commitment Letter.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement and the Commitment Letter without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee or the Assigned Mortgage Loans.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the Commitment Letter, but only to the extent such provision relates to the Assigned Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the Commitment Letter (to the extent required by the terms of each Commitment Letter).

(e) Notwithstanding any provision of the Commitment Letter to the contrary, in the event any Assigned Mortgage Loan is repurchased by the Seller pursuant to any early payment default or first payment default provisions of the Commitment Letter, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Assigned Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer (so long as Bank of America is not the servicer), and (d) any reasonable costs and expenses incurred by any servicer (so long as Bank of America is not such servicer) or by the Trustee, including without limitation costs and expenses incurred in the enforcement of the Seller’s repurchase obligation under the Commitment Letter. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any Commitment Letter is not being sold or assigned hereunder and is being retained by the Assignor.

(f) The Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Mortgage Loans, under any early payment default or first payment default provisions of the Commitment Letter including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all the obligations of the Seller thereunder insofar as they relate to the Assigned Mortgage Loans.

2. Accuracy of the Sale and Servicing Agreement.

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The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement and the Commitment Letter are in full force and effect as of the date hereof, (iii) neither the Sale and Servicing Agreement nor the Commitment Letter has been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement or the Commitment Letter. The Servicer, in its capacity as seller under the Sale and Servicing Agreement, further represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02 of the Sale and Servicing Agreement are true and correct on and as of the Closing Date (as defined in the Sale and Servicing Agreement).

3. Recognition of Assignee.

From and after the date hereof, the Servicer shall note the transfer of the Assigned Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Assigned Mortgage Loans and shall service the Assigned Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their respective permitted successors and assigns.

4. Representations and Warranties.

(a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Sale and Servicing Agreement, the Commitment Letter or this Assignment Agreement.

(b) Authority. The Assignee hereby represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

(c) Enforceability. The Assignee hereby represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against the Assignee in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement, the Commitment Letter and this Assignment Agreement.

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(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Mortgage Loan or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Mortgage Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Mortgage Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.

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(h) Mortgage Loans. With respect to each Mortgage Loan, the representations and warranties contained in Section 7.01 of the Sale and Servicing Agreement, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Sale and Servicing Agreement), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 7.01 of the Sale and Servicing Agreement to (i) the “Cut-off Date” shall be deemed to be a reference to December 1, 2006, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to December 29, 2006.

(i) Predatory Lending. Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Mortgage Loans are “high-cost,” “high-cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the applicable custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor, the Master Servicer, or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in Sections 5(h) and 5(i) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Sections 5(h) and 5(i), by the Servicer in the Sale and Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Assigned Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach (such date the “Defect Discovery Date”), the Assignee may enforce the Assignor’s obligation hereunder to purchase such Assigned Mortgage Loan from the Assignee for an amount no less than an amount equal to the sum of (i)(a) the outstanding principal balance (less any unreimbursed advances) and accrued and unpaid interest on such loan or (i)(b) in the case of REO property, the fair market value (less any unreimbursed advances), whichever is less, and (ii) any costs and damages incurred by the Trust in connection with any violation by such loan of any predatory or abusive lending law. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the Defect Discovery Date.

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In the event the Servicer has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not, within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase, or substitute for the Assigned Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Assigned Mortgage Loan from the Trust for an amount no less than an amount equal to the sum of (i)(a) the outstanding principal balance (less any unreimbursed advances) and accrued and unpaid interest on such loan or (i)(b) in the case of REO property, the fair market value (less any unreimbursed advances), whichever is less, and (ii) any costs and damages incurred by the Trust in connection with any violation by such loan of any predatory or abusive lending law. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Assigned Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Assigned Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect.

Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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9. Notices.

Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, Bank of America, National Association, 475 Crosspoint Parkway, Getzville, New York 14068-9000, Attn: Servicing Manager or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Christina House, Telecopier No.: (212) 902-3000 or such other address as may hereafter be furnished by the Assignee and (iii) in the case of the Assignor, Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Telecopier No.: (212) 902-3000, Attention: Samuel Ramos, or such other address as may hereafter be furnished by the Assignor.

10. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as defined in the Sale and Servicing Agreement, and if not defined therein, as defined in the Trust Agreement.

12. Third-Party Beneficiary

Wells Fargo Bank, N.A., in its capacity as Master Servicer, shall be considered a Third-Party Beneficiary to this Assignment Agreement entitled to all rights and benefits hereof as if it were a direct party to this Assignment Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE: GS MORTGAGE SECURITIES CORP.

By:	/s/ M. Gill
Name: M. Gill Title: Vice President

ASSIGNOR: GOLDMAN SACHS MORTGAGE COMPANY
By: Goldman Sachs Real Estate Funding Corp., its General Partner
By:	/s/ Greg A. Finck
Name: Greg A. Finck Title: Managing Director

SERVICER: BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Christina M. Schmitt
Name: Christina M. Schmitt Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Sale and Servicing Agreement